NICHOLAS | APPLEGATE® Institutional Funds

Supplement to Class I, II, & R Shares Prospectuses and

Statement of Additional Information dated July 31, 2006 as amended on August 28, 2006

February 21, 2007

Effective February 28, 2007, Mark Stuckelman will no longer be the lead portfolio manger of the U.S. Small Cap Value Fund and Mark P. Roemer will assume lead portfolio management responsibilities for the U.S. Small Cap Value Fund. Mr. Roemer’s biographical information is as follows:

Mark P. Roemer

Portfolio Manager, Systematic

Joined firm in 2001; 5 years prior investment

experience with Barclays Global Investors

(1997-2001) and Kleinwort Benson Investment

Management of London

M.S.—London Business School; M.S.—Stanford

University; B.S—Virginia Polytechnic Institute

& State University

The biographical information of other members of the U.S. systematic management team is disclosed under “Portfolio Management” section of the prospectuses.  The “Goal & Principal Strategy” section of the U.S. Small Cap Value Fund is revised as follows:

The Investment Adviser seeks to capitalize on leading companies in traditional value-oriented sectors and companies with near-term issues whose share price has been driven to unreasonably low valuations.  The Investment Adviser uses a quantitative process to make individual security and industry sector selection decisions and to integrate those decisions.  The portfolio managers seek to position the Fund’s portfolio to deliver consistent risk-adjusted returns, while maintaining a portfolio whose returns closely resemble those of the Fund’s benchmark over time.  The process begins with the Investment Adviser’s quantitative research model, which estimates a rate of return for each stock in the investment universe based on an array of factors.  The research model focuses on key characteristics of change such as earnings trends, the rate of earnings acceleration in reported and expected earnings and positive earnings revisions.  In the opinion of the Investment Adviser, companies with upward earnings revisions and those reporting earnings above expectations will outperform the market.

When determining whether positive change is sustainable over the long term, the Investment Adviser analyzes fundamental quality by focusing on a number of variables including earnings acceleration and valuation measures.  Once the Investment Adviser has assessed an investment opportunity for the presence of a positive catalyst and sustainability, it seeks confirming signals that these changes are beginning to be recognized by the market through rising stock prices.  The Investment Adviser considers whether to sell a particular security when any of these factors materially changes.

In addition, On February 23, 2007, the Board of Trustees will consider the termination and liquidation of the U.S. Large Cap Value Fund (the “Fund”).  The Trustees will base their decision primarily on (i) the Fund’s small asset base, (ii) a lack of new shareholder interest in the Fund, and (iii) the recommendation of the Adviser in light of its decision to exit the strategy.  As a result, it is anticipated that the Fund will terminate at the close of business on March 31, 2007.  Upon the Board’s approval, the Fund will notify shareholders of the Board’s decision and provide details of the liquidation and redemption of shares.